UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2023

KEYSTAR CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56290	85-0738656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

78 SW 7th Street, Suite 500 Miami, FL	33130
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (866) 783-9435

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 24, 2023, KeyStar Corp., a Nevada corporation, (the “Company”) issued a press release announcing the commencement of an offering of up to $10.0 million of its Common Stock, par value $0.0001 per share (the “Shares”), at a purchase price of $1.00 per share.

The Company expects that a substantial amount of all of the proceeds of the Offering will be used by the Company to repay outstanding debt and further the commercialization of its B2C sports betting business, including with respect to further development of the Company’s software, marketing of its offering to customers and general and administrative expenses associated with the running of its business.

The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state or other securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state or other securities laws. The Shares will be sold in a transaction exempt from registration under the Securities Act and will be sold only to persons reasonably believed to be accredited investors in the United States under Securities and Exchange Commission (“SEC”) Rule 506(c) under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the Shares. There can be no assurance that the offering of Shares will be completed or that the Company will be able to raise the full amount or a substantial amount of the intended maximum offering amount.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act except as expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K does not constitute an offer to sell nor a solicitation of an offer to buy the Shares. The Shares are not required to be, and have not been, registered under the Securities Act in reliance on the exemptions provided by Regulation D (SEC Rule 506(c)) thereunder. Offers and sales of the Shares are made only by, and pursuant to, the terms set forth in the Confidential Private Placement Memorandum relating to the Shares. The offering of the Shares is not being made to persons in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky, or other laws of such jurisdiction.

Forward Looking Statements

This Current Report on Form 8-K (this “Report”) contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this Report that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results or developments, and these statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “profitable,” “will,” “forecast” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning the offering by the Company of the Shares and the other important factors discussed under the caption “Risk Factors” in our Form 10-K filed with the U.S. Securities and Exchange Commission on October 13, 2022, as well as in the section entitled “Risk Factors” in the Confidential Private Placement Memorandum, each as may be updated from time to time in subsequent filings. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this Report. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 24, 2023.
EX-104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSTAR CORP.

/s/ Anthony Fidaleo
Date: July 24, 2023	Anthony Fidaleo
Chief Financial Officer